SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  December 11, 1996

                           Foamex-JPS Automotive L.P.
                         Foamex-JPS Capital Corporation
             (Exact Name of Registrant as specified in its Charter)


     Delaware                      33-82028                     13-3770906
     Delaware                      33-82028-01                  13-3770901
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
of corporation)                                              Identification No.)


1000 Columbia Avenue
Linwood, PA                                                        19061
(Address of Principal                                            (Zip Code)
Executive Offices)

               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                      n/a
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

          On August 28, 1996, JPSGP Inc. ("JPSGP"), Foamex-JPS Automotive L.P. ("FJPS") and Collins & Aikman Products Co. ("Collins & Aikman") entered into an Equity Purchase Agreement, as amended (the "Agreement") pursuant to which Collins & Aikman would acquire all of the outstanding partnership interest in JPS Automotive L.P. ("JPS Automotive") from JPSGP and FJPS. JPSGP and FJPS are both wholly-owned subsidiaries of Foamex International Inc. (the "Company"), which guaranteed the obligations of these subsidiaries under the Agreement.

          On December 11, 1996 (the "Closing Date"), JPS Automotive was sold to Collins & Aikman for a purchase price, which is subject to post-closing adjustments, of $220.1 million which includes approximately $194.4 million of net indebtedness of JPS Automotive (the "Purchase Price"). In accordance with the Agreement, on the Closing Date, Collins & Aikman paid the Company $25.7 million in cash purchase price, subject to post-closing adjustments. The Agreement provides that the Purchase Price is subject to adjustment for changes in the net assets, as defined, of JPS Automotive. Such adjustment to the Purchase Price will be determined after completion of a closing balance sheet of JPS Automotive as of the Closing Date, and pursuant to the Agreement, any unresolved dispute concerning an adjustment to the Purchase Price will be subject to binding arbitration.

          Upon the closing of the sale, the Company and Collins & Aikman entered into agreements that include products utilizing the Company's proprietary SMT(TM) technology for automotive carpet backed systems.

          JPS Automotive, which reported 1995 revenues of approximately $312.1 million, is a supplier of automotive carpet, trim and textiles in North America. JPS Automotive is headquartered in Greenville, South Carolina and has six manufacturing, distribution and sales facilities in South Carolina, North Carolina, and Michigan, as well as a joint venture in Mexico.

Item 7.   Financial Statements and Exhibits.

          (a)    Financial Statements of Business Acquired:

                 None

          (b)    Pro Forma Financial Information:

                 The following pro forma and restated historical condensed consolidated financial statements filed with this report.

                 Pro forma condensed consolidated balance sheet as of September 29, 1996

                 Historical condensed consolidated statements of operations restated for discontinued operations:

                 o    Year ended December 31, 1995
                 o    Thirty-nine weeks ended September 29, 1996 (1)

                  (1) The financial information for the thirty-nine week period ended September 29, 1996 is incorporated by reference to the Form 10-Q of FJPS for the same period since no adjustment is required.

                 The condensed consolidated balance sheet of FJPS as of September 29, 1996 reflects the financial position of FJPS after giving effect to the disposition of the net assets of JPS Automotive. The pro forma financial statements includes the effects of the repayment of $10.4 million of Discount Debentures at a redemption price of 101% of face value. The historical condensed consolidated statements of operations for the year ended December 31, 1995 and the thirty-nine weeks ended September 29, 1996 have been restated to reflect discontinued operations associated with the sale of JPS Automotive. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of FJPS's results of operations for the periods

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                 presented that would have actually resulted had the
                 transactions occurred at the beginning of such periods, or FJPS's results of operations for any future period.

          (c)    Exhibits

                 2.1 Equity Purchase Agreement, dated as of August 28, 1996, by and among JPSGP Inc., Foamex-JPS Automotive L.P., and Collins & Aikman Products Co.*

                 2.2 Amendment No. 1 to Equity Purchase Agreement, by and among JPSGP Inc., Foamex-JPS Automotive L.P., Foamex International Inc. and Collins & Aikman Products Co., dated as of December 11, 1996.**

                 *         Filed on Form 8-K of the FJPS dated August 28, 1996.
                 **        Filed on Form 8-K of FJPS dated December 11, 1996.

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



                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
                            as of September 29, 1996

                                                                    Pro Forma
ASSETS                                             FJPS (1)       Adjustments(2)        Total
                                                                   (thousands)

  CASH                                            $       2         $      --         $       2

  INVESTMENT IN UNCONSOLIDATED
   LIMITED PARTNERSHIPS                              36,643           (10,500)           26,143

  DEBT ISSUANCE COSTS, NET                            3,814              (567)            3,247

  OTHER ASSETS                                            3                --                 3
                                                  ---------         ---------         ---------

  TOTAL ASSETS                                    $  40,462         $ (11,067)        $  29,395
                                                  =========         =========         =========

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

  INTERCOMPANY PAYABLE                            $      75         $      --         $      75

  LONG-TERM DEBT - EQUITY AFFILIATE                  49,854                --            49,854

  LONG-TERM DEBT                                     78,178           (10,396)           67,782
                                                  ---------         ---------         ---------

  TOTAL LIABILITIES                                 128,107           (10,396)          117,711
                                                  ---------         ---------         ---------

  COMMITMENTS AND CONTINGENCIES                          --                --                --
                                                  ---------         ---------         ---------

PARTNERS' EQUITY (DEFICIT):
  General partner                                      (771)               (7)             (778)
  Limited partner                                   (72,567)             (664)          (73,231)
  Other                                             (14,307)               --           (14,307)
                                                  ---------         ---------         ---------

   Total Partners' Equity (Deficit)                 (87,645)             (671)          (88,316)
                                                  ---------         ---------         ---------

  TOTAL LIABILITIES AND
   PARTNERS' EQUITY (DEFICIT)                     $  40,462         $ (11,067)        $ (29,345)
                                                  =========         =========         =========


    See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet

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



                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
                        FOOTNOTES TO PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

(1) Represents the historical consolidated balance sheet of Foamex-JPS Automotive L.P. ("FJPS") as of September 29, 1996.

(2)       Estimated loss associated with
           the early extinguishment of debt
           with net proceeds from the sale                                $671
                                                                          ====

          Allocation of 1% to General Partner                             $  7

          Allocation of 99% to Limited Partner                             664
                                                                          ----

           Total                                                          $671
                                                                          ====

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



                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                for the Year Ended December 31, 1995 (unaudited)
                                   (thousands)

                                               FJPS (1)      Adjustments(2)        Total

Interest and debt issuance expense             $  9,646         $ (1,471)         $  8,175

Other expense                                       (85)              --              (85)
                                               --------         --------         --------

Loss before equity in earnings
  of unconsolidated limited partnership          (9,731)          (1,421)          (8,260)

Equity in earnings of unconsolidated
  limited partnership                           (42,700)           8,444          (51,144)
                                               --------         --------         --------

Loss from continuing operations                 (52,431)           6,973          (59,404)

Equity in operating loss from
  discontinued operations                            --            6,973            6,973
                                               --------         --------         --------

Net loss                                       $(52,431)        $     --         $(52,431)
                                               ========         ========         ========



                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)


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

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
                        FOOTNOTES TO HISTORICAL CONDENSED
                CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                             (dollars in thousands)

(1) Represents the historical condensed consolidated statements of operations of FJPS for the period indicated.

(2) Allocation of interest expense based on the Discount Debentures intended to be retired from the proceeds from the sale of JPS Automotive and the operations of JPS Automotive for the year ended December 31, 1995.

Exhibits

          2.1 Equity Purchase Agreement, dated as of August 28, 1996, by and among JPSGP Inc., Foamex-JPS Automotive L.P., and Collins & Aikman Products Co.*

          2.2 Amendment No. 1 to Equity Purchase Agreement, by and among JPSGP Inc., Foamex-JPS Automotive L.P., Foamex International Inc. and Collins & Aikman Products Co., dated as of December 11, 1996.**

          *         Filed on Form 8-K of the FJPS dated August 28, 1996.
          **        Filed on Form 8-K of FJPS dated December 11, 1996.





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




                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOAMEX INTERNATIONAL INC.

Date:  February 21, 1997                By: /s/ Kenneth R. Fuette
                                            ------------------------
                                            Name: Kenneth R. Fuette
                                            Title: Chief Financial Officer
                                                   and Chief Accounting Officer


                                        FOAMEX-JPS AUTOMOTIVE L.P.

                                        By: FJGP Inc., General Partner

Date:  February 21, 1997                By: /s/ Kenneth R. Fuette
                                            ------------------------
                                            Name: Kenneth R. Fuette
                                            Title:  Chief Financial Officer and
                                                    Chief Accounting Officer


                                        FOAMEX-JPS AUTOMOTIVE
                                        CAPITAL CORPORATION

Date:  February 21, 1997                By: /s/ Kenneth R. Fuette
                                            ------------------------
                                            Name:   Kenneth R. Fuette
                                            Title:  Chief Financial Officer and
                                                    Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit                                                                  Page

2.1 Equity Purchase Agreement, dated as of August 28, 1996, by and among JPSGP Inc., Foamex-JPS Automotive L.P., and Collins & Aikman Products Co.

2.2 Amendment No. 1 to Equity Purchase Agreement, by and among JPSGP Inc., Foamex-JPS Automotive L.P., Foamex International Inc. and Collins & Aikman Products Co., dated as of December 11, 1996.






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